LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

$335,067,000 (Approximate)

STRUCTURED ASSET SECURITIES CORPORATION,

SERIES 2005-WMC1

SENIOR/SUBORDINATE CERTIFICATES

Available Funds Floaters

No Hard Cap – Act/360 – No Delay

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

To 10% Call

Class	Approximate Size ($) (1)	Benchmark	Est. WAL (2)	Payment Window(2)	C/E(3) (%)	Target C/E(3) (%)	Initial Margin	Legal Final Maturity	Expected Ratings (Moody’s/S&P/Fitch
A1(4)	165,858,000	1 M LIBOR	0.81	1-23	20.55%	41.10%	TBD	1/25/2035	Aaa/AAA/AAA
A2(4)	77,442,000	1 M LIBOR	2.93	23-67	20.55%	41.10%	TBD	1/25/2035	Aaa/AAA/AAA
A3(4)	27,100,000	1 M LIBOR	6.31	67-78	20.55%	41.10%	TBD	1/25/2035	Aaa/AAA/AAA
M1	22,449,000	1 M LIBOR	4.68	43-78	13.85%	27.70%	TBD	1/25/2035	Aa2/AA/AA
M2	18,094,000	1 M LIBOR	4.50	40-78	8.45%	16.90%	TBD	1/25/2035	A2/A/A
M3	4,523,000	1 M LIBOR	4.44	39-78	7.10%	14.20%	TBD	1/25/2035	A3/A-/A-
M4	8,544,000	1 M LIBOR	4.41	38-78	4.55%	9.10%	TBD	1/25/2035	Baa2/BBB/BBB
M5	3,686,000	1 M LIBOR	4.39	38-78	3.45%	6.90%	TBD	1/25/2035	Baa3/BBB-/BBB-
M6	5,696,000	1 M LIBOR	4.32	37-78	1.75%	3.50%	TBD	1/25/2035	NR/BBB-/BBB-
B	1,675,000	1 M LIBOR	3.97	37-65	1.25%	2.50%	TBD	1/25/2035	NR/BB+/BB+

To Maturity

Class	Approximate Size ($)(1)	Benchmark	Est. WAL(2) (yrs.)	Payment Window(2) (mos.)	C/E (3) (%)	Target C/E(3) (%)	Initial Margin	Legal Final Maturity	Expected Ratings (Moody’s/S&P/Fitch)
A1(4)	165,858,000	1 M LIBOR	0.81	1-23	20.55%	41.10%	TBD	1/25/2035	Aaa/AAA/AAA
A2(4)	77,442,000	1 M LIBOR	2.93	23-67	20.55%	41.10%	TBD	1/25/2035	Aaa/AAA/AAA
A3(4)	27,100,000	1 M LIBOR	8.05	67-172	20.55%	41.10%	TBD	1/25/2035	Aaa/AAA/AAA
M1	22,449,000	1 M LIBOR	5.12	43-144	13.85%	27.70%	TBD	1/25/2035	Aa2/AA/AA
M2	18,094,000	1 M LIBOR	4.89	40-132	8.45%	16.90%	TBD	1/25/2035	A2/A/A
M3	4,523,000	1 M LIBOR	4.78	39-116	7.10%	14.20%	TBD	1/25/2035	A3/A-/A-
M4	8,544,000	1 M LIBOR	4.69	38-111	4.55%	9.10%	TBD	1/25/2035	Baa2/BBB/BBB
M5	3,686,000	1 M LIBOR	4.57	38-96	3.45%	6.90%	TBD	1/25/2035	Baa3/BBB-/BBB-
M6	5,696,000	1 M LIBOR	4.35	37-87	1.75%	3.50%	TBD	1/25/2035	NR/BBB-/BBB-
B	1,675,000	1 M LIBOR	3.97	37-65	1.25%	2.50%	TBD	1/25/2035	NR/BB+/BB+

(1)

Subject to a permitted variance of +5% in aggregate.

(2)

The Certificates will be priced assuming a prepayment speed of 30% CPR.

(3)

The Credit Enhancement includes the initial Overcollateralization Target of 1.25%. There will be no overcollateralization on the Closing Date. Excess interest will be used to achieve or maintain the Overcollateralization Target, provided that on and prior to the Distribution Date in February 2006, such amount used to achieve or maintain the Overcollateralization Target is subject to a maximum of 50% of excess interest as described herein.

(4)

The Class A1, Class A2 and Class A3 Certificates are the Senior Certificates.

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Origination and Servicing

All of the mortgage Loans were originated by WMC Mortgage Corporation and are serviced by Wells Fargo Bank.

Mortgage Insurance

Approximately 53.43% of the first lien Mortgage Loans with over 80% Loan-to-Value (“LTV”) will be covered by a loan level primary mortgage insurance policy provided by MGIC.  This coverage will generally reduce the LTV of the insured loans to 60%.

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Principal Payment Priority

On each Payment Date, principal in the amount of any Net Swap Payment or swap termination payment due to the Swap Provider and remaining unpaid (after application of interest received or advanced for this purpose on such Payment Date), will be deposited into the swap account and paid as described in the Swap Account Payment Priority.  Any funds remaining will be paid in the following order of priority:

I.  Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)

All principal will be paid to the Class A1, Class A2 and Class A3 Certificates, sequentially and in that order, until reduced to zero; and

2)

All remaining principal will be allocated to the Class M1, M2, M3, M4, M5, M6 and B Certificates, sequentially and in that order, until reduced to zero.

II.  On or after the Stepdown Date and as long as a Trigger Event is not in effect:

1)

All principal will be allocated to the Senior Certificates, to be paid as described in (I)(1) above, provided, however, that principal will only be allocated to the Senior Certificates in the amount required to achieve the Targeted Senior Enhancement Percentage; and

2)

All remaining principal will be allocated to the Class M1, M2, M3, M4, M5, M6 and B Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to the related target credit enhancement percentage.

The Stepdown Date is the later of (i) the Distribution Date upon which the original Senior Enhancement Percentage (as defined herein) doubles to meet the Targeted Senior Enhancement Percentage of 41.10%, or (ii) the 37th distribution date.

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Interest Payment Priority

The Interest Rates for the Class A1, A2, A3, M1, M2, M3, M4, M5, M6 and B Certificates  (the “LIBOR Certificates”) will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) their Net Funds Cap (as defined herein).  Interest for the LIBOR Certificates will be calculated on an actual/360 basis.

The “Accrual Period” for the LIBOR Certificates for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on February 25, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay fees: Servicing Fee and Mortgage Insurance Fee;

(2)

To deposit into the Swap Account (as defined below) any Net Swap Payment (as defined below) or any swap termination payment owed to the Swap Provider pursuant to the swap agreement;

(3)

To pay Current Interest and Carryforward Interest to the Class A1, Class A2, and Class A3 Certificates on a pro rata basis;

(4)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6 and B Certificates, sequentially and in that order;

(5)

To pay to the Trustee previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(6)

Any interest remaining after the application of (1) through (5) above will be deemed excess interest and will be distributed as principal, after giving effect to payments to be made pursuant to clause (5) of the Swap Account Payment Priority, according to the principal distribution rule in effect for such Payment Date, as needed to achieve or maintain the Overcollateralization Target; provided further that on and prior to the Distribution Date in February 2006, such excess interest paid as principal may not exceed the greater of (x) losses in excess of payments to be made pursuant to clause (5) of the Swap Account Payment Priority and (y) 50% of excess interest (calculated prior to any payments of excess interest as principal);

(7)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class A1, Class A2 and Class A3 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(8)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6 and B Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(9)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6 and B Certificates any Deferred Amounts; and

(10)

To pay remaining amounts to the holder of the Class X Certificate.

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Interest Rate Swap Agreement

The 59-month Interest Rate Swap Agreement (the “Swap Agreement”) will obligate the Trust to pay a predetermined annual rate (as shown below) on the swap notional amount in each period.  The Trust will receive payments equal to an annual rate of one-month LIBOR on the swap notional amount for each period over the life of the Swap Agreement.  The payments will be netted against each other each month (the “Net Swap Payment”) and will be deposited into an account (the “Swap Account”).

Month	Approximate Notional Balance ($)	Rate of Payment by Trust	Month	Approximate Notional Balance ($)	Rate of Payment by Trust
1	0.00	3.35%	31	47,228,000.00	4.05%
2	323,113,000.00	3.35%	32	44,923,000.00	4.05%
3	313,280,000.00	3.35%	33	42,732,000.00	4.05%
4	303,722,000.00	3.35%	34	40,647,000.00	4.05%
5	294,461,000.00	3.35%	35	38,663,000.00	4.05%
6	285,458,000.00	3.35%	36	36,777,000.00	4.05%
7	276,591,000.00	3.35%	37	34,982,000.00	4.05%
8	264,576,000.00	3.35%	38	33,275,000.00	4.05%
9	250,879,000.00	3.35%	39	31,651,000.00	4.05%
10	236,751,000.00	3.35%	40	30,107,000.00	4.05%
11	223,418,000.00	3.35%	41	28,637,000.00	4.05%
12	210,835,000.00	3.35%	42	27,240,000.00	4.05%
13	198,961,000.00	4.05%	43	25,910,000.00	4.05%
14	187,755,000.00	4.05%	44	24,646,000.00	4.05%
15	177,180,000.00	4.05%	45	23,443,000.00	4.05%
16	167,200,000.00	4.05%	46	22,298,000.00	4.05%
17	157,251,000.00	4.05%	47	21,210,000.00	4.05%
18	147,241,000.00	4.05%	48	20,175,000.00	4.05%
19	137,016,000.00	4.05%	49	19,190,000.00	4.05%
20	127,693,000.00	4.05%	50	18,253,000.00	4.05%
21	116,951,000.00	4.05%	51	17,362,000.00	4.05%
22	104,334,000.00	4.05%	52	16,514,000.00	4.05%
23	90,099,000.00	4.05%	53	15,708,000.00	4.05%
24	79,546,000.00	4.05%	54	14,941,000.00	4.05%
25	71,459,000.00	4.05%	55	14,212,000.00	4.05%
26	65,117,000.00	4.05%	56	13,518,000.00	4.05%
27	60,062,000.00	4.05%	57	12,858,000.00	4.05%
28	55,924,000.00	4.05%	58	12,230,000.00	4.05%
29	52,501,000.00	4.05%	59	11,624,000.00	4.05%
30	49,650,000.00	4.05%	60	11,049,000.00	4.05%

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Swap Account Payment Priority

All payments due under the Swap Agreement and any swap termination payment pursuant to the Swap Agreement will be deposited into the Swap Account and allocated in the following order of priority:

(1)

To pay any Net Swap Payment owed to the Swap Provider pursuant to the Swap Agreement;

(2)

To pay any swap termination payment to the Swap Provider, to the extent the termination is not due to a default on the part of the Swap Provider;

(3)

To the Class A1, A2 and A3 Certificates, Current Interest and Carryforward Interest, on a pro rata basis, to the extent not yet paid;

(4)

To the Class M1, M2, M3, M4, M5, M6 and B Certificates, Current Interest and Carryforward Interest, sequentially and in that order, to the extent not yet paid;

(5)

To be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, as needed to achieve or maintain the Overcollateralization Target, provided however, that such amount (including payments made pursuant to this clause on prior Distribution Dates) shall not exceed cumulative realized losses;

(6)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class A1, A2 and A3 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not yet paid;

(7)

To the Class M1, M2, M3, M4, M5, M6 and B Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, sequentially and in that order, to the extent not yet paid;

(8)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6 and B Certificates any Deferred Amounts, to the extent not yet paid;

(9)

To pay any swap termination payment to the Swap Provider, to the extent the termination is due to a default on the part of the Swap Provider; and

(10)

All remaining amounts to the holder of the Class X Certificate.

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Carryforward Interest

“Carryforward Interest” for each Class of LIBOR Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of LIBOR Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Net Funds Cap

The “Net Funds Cap” for each Distribution Date will be the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the excess, if any, of the Optimal Interest Remittance Amount (as defined below) for such date over any Net Swap Payment or swap termination payment and (2) 12, and the denominator of which is the balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.

The “Optimal Interest Remittance Amount” with respect to each Distribution Date will be equal to the product of (A) (x) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans, as of the first day of the related collection period divided by (y) 12 and (B) the aggregate balance for the immediately preceding Distribution Date.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate and, in the case of an insured Mortgage Loan, the Mortgage Insurance Fee Rate.

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class, as calculated without regard to the applicable Net Funds Cap, exceeds (b) the amount calculated at the stated rate (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Basis Risk Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by any applicable mortgage insurance are allocated in the following order: excess spread, any overcollateralization, the Class B Certificates and the Class M Certificates in inverse order of priority.  The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount”.  The balance of the Class A1, A2 and A3 Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amounts & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for each Class of Class M Certificates and the Class B Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Principal Amount of such class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes.  Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance of the Mortgage Loans is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Class A1, A2 and A3 Certificates will double and the margins on the Class M1, M2, M3, M4, M5, M6 and B Certificates will increase to 1.5 times their initial margins.

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Credit Enhancement

Subordination

The Class A1, A2 and A3 Certificates will have limited protection by means of the subordination of the Class B Certificates and the Class M Certificates.  The Class A1, A2 and A3 Certificates will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Similarly, each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation and to the Class B Certificates.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Class B Certificates and the Class M Certificates will be reduced by the Applied Loss Amount in the following order: to the Class B Certificates, until reduced to zero; then to the Class M Certificates in inverse order of priority, until all of the Class M Certificates have been reduced to zero.

Overcollateralization

The “Overcollateralization Target”  with respect to any Distribution Date prior to the Stepdown Date is equal to 1.25% of the Cut-Off Date collateral balance and with respect to any Distribution Date on or after the Stepdown Date and for which a Trigger Event is not in effect is equal to the greater of (i) the lesser of (a) 1.25% of the Cut-Off Date collateral balance and (b) 2.50% of the current collateral balance, after giving effect to distributions on that Distribution Date, and (ii) 0.50% of the Cut-Off Date collateral balance.  For any Distribution Date on or after the Stepdown Date and for which a Trigger Event is in effect, the Overcollateralization Target will be equal to the Overcollateralization Target for the immediately preceding Distribution Date.

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds 40% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed:

Distribution Date

Loss Percentage

March 2008 to February 2009

3.25% for the first month, plus an additional 1/12th of 1.00% for each month thereafter

March 2009 to February 2010

4.25% for the first month, plus an additional 1/12th of

0.75% for each month thereafter

March 2010 to February 2011

5.00% for the first month, plus an additional 1/12th of

0.25% for each month thereafter

March 2011 and thereafter

5.25%

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Trigger Events (continued)

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class B Certificates, the Class M Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Bob Caldwell	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Ellen Kiernan	(212) 526-4279
	Andor Meszaros	(212) 526-5150
	Christina Barretto	(212) 526-2185

Rating Agency Contacts

S&P	George Kimmel	(212) 438-1575
Moody’s	Wen Zhang	(212) 553-7710
Fitch	Vanessa Purwin	(212) 908-0269

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Summary of Terms
Issuer:	Structured Asset Securities Corporation, Series 2005-WMC1
Depositor:	Structured Asset Securities Corporation
Trustee:	LaSalle Bank, N.A.
Master Servicer:	Aurora Loan Services
Lead Underwriter:	Lehman Brothers Inc.
Swap Provider:	[TBD]
Distribution Date:	25th of each month, or the next succeeding Business Day, beginning in March 2005.
Cut-Off Date:	February 1, 2005
Pricing Date:	Week of February 28, 2005
Closing Date:	March 11, 2005
Settlement Date:	March 11, 2005
Delay Days:	0 day delay – All Classes
Dated Date:	February 25, 2005
Day Count:	Actual/360 on Classes A1, A2, A3, M1, M2, M3, M4, M5, M6 and B.
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Servicing Fee:	The servicing fee for all of the Mortgage Loans is equal to 0.50% of the loan principal balance annually.
Clearing/Registration:	Book-entry through DTC and Euroclear for Rule 144A and Regulation S.
Denomination:	Minimum $25,000; increments $1 in excess thereof for Classes A1, A2 and A3. Minimum $100,000; increments $1 in excess thereof for the Class M Certificates and Class B Certificates.
SMMEA Eligibility:	None of the classes are expected to be SMMEA eligible
ERISA Eligibility:	The Class A and Class M Certificates are expected to be ERISA eligible, subject to certain investor-based qualifications.
Tax Status:	REMIC for Federal income tax purposes

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Sensitivity Analysis – To 10% Call

% CPR	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	1.28	1.00	0.81	0.68	0.58
Window (mos)	1-36	1-28	1-23	1-19	1-16
Expected Final Mat.	2/25/2008	6/25/2007	1/25/2007	9/25/2006	6/25/2006

Class A2
Avg. Life (yrs)	5.12	3.92	2.93	2.14	1.81
Window (mos)	36-104	28-82	23-67	19-35	16-30
Expected Final Mat.	10/25/2013	12/25/2011	9/25/2010	1/25/2008	8/25/2007

Class A3
Avg. Life (yrs)	9.82	7.71	6.31	4.94	2.91
Window (mos)	104-121	82-95	67-78	35-65	30-55
Expected Final Mat.	3/25/2015	1/25/2013	8/25/2011	7/25/2010	9/25/2009

Class M1
Avg. Life (yrs)	6.54	5.25	4.68	4.62	4.54
Window (mos)	37-121	40-95	43-78	47-65	53-55
Expected Final Mat.	3/25/2015	1/25/2013	8/25/2011	7/25/2010	9/25/2009

Class M2
Avg. Life (yrs)	6.54	5.21	4.50	4.15	4.10
Window (mos)	37-121	38-95	40-78	42-65	44-55
Expected Final Mat.	3/25/2015	1/25/2013	8/25/2011	7/25/2010	9/25/2009

Class M3
Avg. Life (yrs)	6.54	5.20	4.44	4.00	3.80
Window (mos)	37-121	38-95	39-78	41-65	42-55
Expected Final Mat.	3/25/2015	1/25/2013	8/25/2011	7/25/2010	9/25/2009

Class M4
Avg. Life (yrs)	6.54	5.19	4.41	3.94	3.69
Window (mos)	37-121	37-95	38-78	39-65	40-55
Expected Final Mat.	3/25/2015	1/25/2013	8/25/2011	7/25/2010	9/25/2009

Class M5
Avg. Life (yrs)	6.54	5.18	4.39	3.90	3.60
Window (mos)	37-121	37-95	38-78	38-65	39-55
Expected Final Mat.	3/25/2015	1/25/2013	8/25/2011	7/25/2010	9/25/2009

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Sensitivity Analysis – To 10% Call

% CPR	20%	25%	30%	35%	40%

Class M6
Avg. Life (yrs)	6.46	5.12	4.32	3.82	3.51
Window (mos)	37-121	37-95	37-78	37-65	38-55
Expected Final Mat.	3/25/2015	1/25/2013	8/25/2011	7/25/2010	9/25/2009

Class B
Avg. Life (yrs)	5.95	4.72	3.97	3.50	3.23
Window (mos)	37-102	37-80	37-65	37-54	37-46
Expected Final Mat.	8/25/2013	10/25/2011	7/25/2010	8/25/2009	12/25/2008

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Sensitivity Analysis – To Maturity

% CPR	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	1.28	1.00	0.81	0.68	0.58
Window (mos)	1-36	1-28	1-23	1-19	1-16
Expected Final Mat.	2/25/2008	6/25/2007	1/25/2007	9/25/2006	6/25/2006

Class A2
Avg. Life (yrs)	5.12	3.92	2.93	2.14	1.81
Window (mos)	36-104	28-82	23-67	19-35	16-30
Expected Final Mat.	10/25/2013	12/25/2011	9/25/2010	1/25/2008	8/25/2007

Class A3
Avg. Life (yrs)	12.32	9.83	8.05	6.40	3.40
Window (mos)	104-251	82-204	67-172	35-144	30-123
Expected Final Mat.	1/25/2026	2/25/2022	6/25/2019	2/25/2017	5/25/2015

Class M1
Avg. Life (yrs)	7.17	5.80	5.12	4.99	5.76
Window (mos)	37-214	40-176	43-144	47-121	53-103
Expected Final Mat.	12/25/2022	10/25/2019	2/25/2017	3/25/2015	9/25/2013

Class M2
Avg. Life (yrs)	7.11	5.70	4.89	4.48	4.38
Window (mos)	37-196	38-161	40-132	42-110	44-94
Expected Final Mat.	6/25/2021	7/25/2018	2/25/2016	4/25/2014	12/25/2012

Class M3
Avg. Life (yrs)	7.06	5.63	4.78	4.29	4.05
Window (mos)	37-176	38-142	39-116	41-97	42-82
Expected Final Mat.	10/25/2019	12/25/2016	10/25/2014	3/25/2013	12/25/2011

Class M4
Avg. Life (yrs)	6.97	5.55	4.69	4.18	3.90
Window (mos)	37-170	37-135	38-111	39-92	40-78
Expected Final Mat.	4/25/2019	5/25/2016	5/25/2014	10/25/2012	8/25/2011

Class M5
Avg. Life (yrs)	6.82	5.41	4.57	4.05	3.73
Window (mos)	37-149	37-118	38-96	38-80	39-68
Expected Final Mat.	7/25/2017	12/25/2014	2/25/2013	10/25/2011	10/25/2010

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Sensitivity Analysis – To Maturity

% CPR	20%	25%	30%	35%	40%

Class M6
Avg. Life (yrs)	6.52	5.17	4.35	3.85	3.54
Window (mos)	37-135	37-107	37-87	37-73	38-62
Expected Final Mat.	5/25/2016	1/25/2014	5/25/2012	3/25/2011	4/25/2010

Class B
Avg. Life (yrs)	5.95	4.72	3.97	3.50	3.23
Window (mos)	37-102	37-80	37-65	37-54	37-46
Expected Final Mat.	8/25/2013	10/25/2011	7/25/2010	8/25/2009	12/25/2008

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Available Funds Cap Schedule* (1) (2)

*The Effective Available Funds Cap is shown for the first 60 Distribution Dates.  For purposes of this calculation, it was assumed that Net Swap Payments from the Swap Agreement were available to the Senior Certificates.

Period	Available Funds Cap (%)	Period	Available Funds Cap (%)
1	6.42574	31	14.04948
2	21.81367	32	14.40781
3	22.52494	33	14.46123
4	21.78114	34	14.83783
5	22.48977	35	14.27110
6	21.74611	36	14.29402
7	21.71996	37	15.17697
8	22.20724	38	14.10358
9	21.13104	39	15.12148
10	21.39736	40	14.54338
11	20.29489	41	14.94763
12	19.89400	42	14.49937
13	20.95615	43	14.41413
14	18.56501	44	14.80846
15	18.81961	45	14.58778
16	17.86915	46	14.99113
17	18.07898	47	14.43989
18	17.26896	48	14.47464
19	16.80392	49	15.94195
20	16.91943	50	14.32522
21	17.61939	51	14.72789
22	17.38830	52	14.18172
23	15.83422	53	14.58894
24	15.23149	54	14.05533
25	16.26260	55	13.98862
26	14.27632	56	14.38722
27	15.06940	57	14.24913
28	14.33861	58	14.65916
29	14.65253	59	14.12378
30	14.15796	60	14.06426

(1)

Based on one-month LIBOR and six-month LIBOR of 20% for each period.

(2)

Assumes a constant prepayment rate of 30%.

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Excess Spread (1)(2)(3)

Period	Excess Spread	Period	Excess Spread
1	3.24%	31	3.96%
2	2.19%	32	4.10%
3	2.31%	33	3.97%
4	2.18%	34	4.11%
5	2.30%	35	3.93%
6	2.08%	36	3.92%
7	1.97%	37	4.23%
8	2.03%	38	3.86%
9	1.79%	39	4.10%
10	1.83%	40	3.94%
11	1.63%	41	4.10%
12	1.60%	42	3.94%
13	1.88%	43	3.93%
14	1.46%	44	4.09%
15	1.59%	45	3.97%
16	1.45%	46	4.12%
17	1.56%	47	3.94%
18	1.58%	48	3.94%
19	1.55%	49	4.43%
20	1.66%	50	3.91%
21	3.35%	51	4.13%
22	3.47%	52	3.94%
23	3.23%	53	4.10%
24	3.40%	54	3.93%
25	3.85%	55	3.91%
26	3.36%	56	4.08%
27	4.08%	57	4.30%
28	3.90%	58	4.47%
29	4.07%	59	4.29%
30	3.98%	60	4.30%

(1)

Based on gradually increasing one-month LIBOR and six-month LIBOR.

(2)

Assumes a constant prepayment rate of 30%.

(3)

Does not include swap payments to the Trust, reflects swap payments made by the Trust.

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

SASCO 2005-WMC1 Collateral Summary

Collateral information is as of the Cut-off Date.

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Collateral Characteristics

Collateral characteristics are listed below as of the Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	157	$42,180,954.67	44.64%	7.181%	100.00%	607	80.99%	60.04%	0.00%
3/27 ARM (Libor)	13	3,610,389.77	3.82	7.055	100.00	594	85.23	39.17	0.00
5/25 ARM (Libor)	4	628,030.92	0.66	6.816	100.00	644	80.00	54.74	0.00
6 Month Libor ARM	2	207,957.50	0.22	9.221	100.00	573	88.64	36.41	0.00
Balloon	501	37,357,419.04	39.54	9.896	0.00	653	99.40	62.84	0.00
Fixed Rate	60	10,503,917.39	11.12	7.054	0.00	632	78.88	55.68	0.00
Subtotal (Non-IO):	737	$94,488,669.29	100.00%	8.238%	49.35%	628	88.20%	59.78%	0.00%

Interest-Only Loans:
2/28 ARM (Libor)	656	$213,644,447.66	88.80%	6.070%	100.00%	649	81.64%	63.24%	19.78%
3/27 ARM (Libor)	1	208,000.00	0.09	5.950	100.00	736	80.00	0.00	0.00
5/25 ARM (Libor)	79	26,725,914.72	11.11	6.021	100.00	658	80.28	68.67	15.18
Subtotal (IO Loans):	736	$240,578,362.38	100.00%	6.064%	100.00%	650	81.49%	63.79%	19.25%

Total:	1,473	$335,067,031.67	100.00%	6.677%	85.72%	644	83.38%	62.66%	13.82%

IO Term

(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
60	736	$240,578,362.38	100.00%	6.064%	100.00%	650	81.49%	63.79%	19.25%
Total:	736	$240,578,362.38	100.00%	6.064%	100.00%	650	81.49%	63.79%	19.25%

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Scheduled Principal Balances

($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	168	$6,186,918.86	1.85%	10.314%	2.93%	640	98.05%	71.94%	0.00%
50,000.01 - 100,000.00	286	21,081,137.83	6.29	9.383	14.93	647	95.82	67.03	0.45
100,000.01 - 150,000.00	191	23,621,737.48	7.05	8.379	46.21	638	90.97	65.74	3.30
150,000.01 - 200,000.00	151	26,339,980.64	7.86	6.890	80.94	638	81.71	65.58	7.10
200,000.01 - 250,000.00	138	31,186,778.44	9.31	6.327	97.86	643	80.71	62.03	15.42
250,000.01 - 300,000.00	101	27,791,765.22	8.29	6.397	97.10	634	80.54	69.40	20.78
300,000.01 - 350,000.00	102	33,026,486.30	9.86	6.050	98.08	643	81.29	56.80	23.55
350,000.01 - 400,000.00	72	26,796,695.86	8.00	6.063	100.00	658	82.78	59.76	25.18
400,000.01 - 450,000.00	75	31,925,168.67	9.53	6.299	98.68	642	83.01	57.47	27.88
450,000.01 - 500,000.00	55	26,216,281.00	7.82	6.208	96.28	642	81.90	55.97	16.29
500,000.01 - 550,000.00	56	29,479,370.96	8.80	6.088	98.26	642	81.29	62.65	16.07
550,000.01 - 600,000.00	27	15,773,002.65	4.71	6.140	96.23	649	80.94	47.94	3.50
600,000.01 - 650,000.00	18	11,315,015.76	3.38	5.900	100.00	665	82.28	72.16	0.00
650,000.01 >=	33	24,326,692.00	7.26	6.245	93.49	643	80.18	73.78	0.00
Total:	1,473	$335,067,031.67	100.00%	6.677%	85.72%	644	83.38%	62.66%	13.82%

Lien Position

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	960	$297,111,568.23	88.67%	6.264%	96.67%	642	81.34%	62.61%	15.59%
2nd Lien	513	37,955,463.44	11.33	9.912	0.00	653	99.39	63.08	0.00
Total:	1,473	$335,067,031.67	100.00%	6.677%	85.72%	644	83.38%	62.66%	13.82%

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Collateral Characteristics

Collateral characteristics are listed below as of the Cut-off Date.

Loan Purpose

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Purchase	837	$167,283,190.99	49.93%	6.778%	82.48%	654	84.04%	58.13%	4.44%
Cash Out Refinance	460	122,445,183.66	36.54	6.609	89.38	634	82.89	64.67	23.31
Rate/Term Refinance	176	45,338,657.02	13.53	6.491	87.74	629	82.28	73.93	22.82
Total:	1,473	$335,067,031.67	100.00%	6.677%	85.72%	644	83.38%	62.66%	13.82%

Occupancy Status

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	1,417	$324,368,291.75	96.81%	6.662%	85.98%	643	83.38%	62.94%	14.09%
Second Home	35	6,544,278.50	1.95	6.717	76.34	685	84.76	46.30	9.38
Investment	21	4,154,461.42	1.24	7.812	80.10	654	81.27	66.73	0.00
Total:	1,473	$335,067,031.67	100.00%	6.677%	85.72%	644	83.38%	62.66%	13.82%

Original Terms to Stated Maturity

(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	519	$38,381,601.09	11.45%	9.878%	0.00%	653	99.18%	62.96%	0.00%
181 - 240	3	381,705.07	0.11	8.586	0.00	613	83.85	46.52	0.00
241 - 360	951	296,303,725.51	88.43	6.260	96.93	642	81.33	62.64	15.63
Total:	1,473	$335,067,031.67	100.00%	6.677%	85.72%	644	83.38%	62.66%	13.82%

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Remaining Terms to Stated  Maturity

(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	519	$38,381,601.09	11.45%	9.878%	0.00%	653	99.18%	62.96%	0.00%
181 - 240	3	381,705.07	0.11	8.586	0.00	613	83.85	46.52	0.00
241 - 360	951	296,303,725.51	88.43	6.260	96.93	642	81.33	62.64	15.63
Total:	1,473	$335,067,031.67	100.00%	6.677%	85.72%	644	83.38%	62.66%	13.82%

State Distribution (Top 10)

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	940	$246,320,946.23	73.51%	6.514%	87.14%	648	83.41%	62.67%	14.07%
AZ	71	10,872,831.35	3.24	7.003	82.69	633	83.10	46.73	10.92
NY	33	10,283,723.20	3.07	6.993	84.33	613	82.67	68.34	5.16
FL	41	6,708,127.31	2.00	7.504	76.43	621	83.70	70.55	21.12
MD	38	6,242,336.75	1.86	7.184	87.51	632	86.09	63.59	38.85
VA	30	6,045,987.28	1.80	6.943	88.08	634	84.44	73.95	17.24
CO	41	6,002,098.83	1.79	6.789	74.99	645	82.40	70.35	3.67
NJ	19	4,403,263.36	1.31	7.265	85.70	632	83.73	38.10	14.01
TX	29	4,373,783.42	1.31	7.111	68.59	645	82.19	57.17	14.26
NV	26	4,342,653.19	1.30	6.967	85.64	674	84.97	55.23	23.20
Other	205	29,471,280.75	8.80	7.240	81.38	626	82.75	66.17	8.82
Total:	1,473	$335,067,031.67	100.00%	6.677%	85.72%	644	83.38%	62.66%	13.82%

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Original Combined Loan-to-Value Ratio*

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	19	$4,768,987.22	1.61%	6.593%	85.38%	598	49.50%	68.19%	0.00%
60.01 - 70.00%	35	10,900,370.34	3.67	6.387	78.22	616	66.87	62.88	0.00
70.01 – 80.00%	643	194,760,206.82	65.55	6.120	98.32	649	79.45	61.16	0.00
80.01 – 85.00%
With MI:	31	9,887,258.54	3.33	6.129	100.00	633	83.75	69.88	100.00
Without MI:	40	14,706,579.71	4.95	6.877	94.05	600	83.98	60.42	0.00
85.01 – 90.00%
With MI:	82	27,470,498.86	9.25	6.283	100.00	642	89.55	67.59	100.00
Without MI:	43	15,687,730.16	5.28	6.724	86.97	644	89.60	54.10	0.00
90.01 – 95.00%
With MI:	29	8,959,473.20	3.02	6.667	100.00	640	94.80	74.93	100.00
Without MI:	29	8,536,813.52	2.87	6.832	96.23	629	94.38	71.99	0.00
95.01 – 100.00%
Without MI:	9	1,433,649.86	0.48	7.056	77.68	680	99.49	74.80	0.00
Subtotal (First Lien):	960	$297,111,568.23	100.00%	6.264%	96.67%	642	81.34%	62.61%	15.59%

Second Lien Loans:
70.01 – 80.00%	1	$199,616.72	0.53%	10.750%	0.00%	648	80.00%	100.00%	0.00%
80.01 – 85.00%	2	135,606.61	0.36	9.570	0.00	676	84.59	33.84	0.00
85.01 – 90.00%	10	581,031.13	1.53	10.160	0.00	650	89.98	57.79	0.00
90.01 – 95.00%	25	1,971,716.82	5.19	9.958	0.00	644	94.81	66.72	0.00
95.01 – 100.00%	475	35,067,492.16	92.39	9.902	0.00	653	99.97	62.87	0.00
Subtotal (Second Lien):	513	$37,955,463.44	100.00%	9.912%	0.00%	653	99.39%	63.08%	0.00%

Total:	1,473	$335,067,031.67	100.00%	6.677%	85.72%	644	83.38%	62.66%	13.82%

*Includes the loan in the securitization and any senior liens.

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Original Effective Combined Loan-to-Value Ratio*

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	161	$51,086,217.82	17.19%	6.349%	98.64%	636	85.61%	69.37%	90.66%
60.01 - 70.00%	35	10,900,370.34	3.67	6.387	78.22	616	66.87	62.88	0.00
70.01 – 80.00%	643	194,760,206.82	65.55	6.120	98.32	649	79.45	61.16	0.00
80.01 – 85.00%	40	14,706,579.71	4.95	6.877	94.05	600	83.98	60.42	0.00
85.01 – 90.00%	43	15,687,730.16	5.28	6.724	86.97	644	89.60	54.10	0.00
90.01 – 95.00%	29	8,536,813.52	2.87	6.832	96.23	629	94.38	71.99	0.00
95.01 – 100.00%	9	1,433,649.86	0.48	7.056	77.68	680	99.49	74.80	0.00
Subtotal (First Lien):	960	$297,111,568.23	100.00%	6.264%	96.67%	642	81.34%	62.61%	15.59%

Second Lien Loans:
70.01 – 80.00%	1	$199,616.72	0.53%	10.750%	0.00%	648	80.00%	100.00%	0.00%
80.01 – 85.00%	2	135,606.61	0.36	9.570	0.00	676	84.59	33.84	0.00
85.01 – 90.00%	10	581,031.13	1.53	10.160	0.00	650	89.98	57.79	0.00
90.01 – 95.00%	25	1,971,716.82	5.19	9.958	0.00	644	94.81	66.72	0.00
95.01 – 100.00%	475	35,067,492.16	92.39	9.902	0.00	653	99.97	62.87	0.00
Subtotal (Second Lien):	513	$37,955,463.44	100.00%	9.912%	0.00%	653	99.39%	63.08%	0.00%

Total:	1,473	$335,067,031.67	100.00%	6.677%	85.72%	644	83.38%	62.66%	13.82%

*Combined LTV after taking mortgage insurance into account.

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Original Full Combined Loan-to-Value Ratio*

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	18	$4,218,987.22	1.42%	6.671%	83.47%	585	50.08%	64.04%	0.00%
60.01 - 70.00%	33	9,454,982.75	3.18	6.350	74.90	614	67.53	64.28	0.00
70.01 – 80.00%	126	39,802,490.25	13.40	6.307	94.13	635	77.22	60.10	0.00
80.01 – 85.00%
With MI:	30	9,707,258.54	3.27	6.141	100.00	632	83.78	71.17	100.00
Without MI:	38	13,838,494.66	4.66	6.991	93.68	602	82.55	69.16	0.00
85.01 – 90.00%
With MI:	79	26,372,797.86	8.88	6.301	100.00	640	89.58	67.50	100.00
Without MI:	51	19,181,305.60	6.46	6.605	89.34	644	87.58	54.94	0.00
90.01 – 95.00%
With MI:	29	8,959,473.20	3.02	6.667	100.00	640	94.80	74.93	100.00
Without MI:	52	17,741,109.25	5.97	6.540	98.19	635	86.65	71.14	0.00
95.01 – 100.00%
With MI:	4	1,277,701.00	0.43	5.800	100.00	676	87.72	59.79	100.00
Without MI:	500	146,556,967.90	49.33	6.069	99.14	653	80.14	60.31	0.00
Subtotal (First Lien):	960	$297,111,568.23	100.00%	6.264%	96.67%	642	81.34%	62.61%	15.59%

Second Lien Loans:
70.01 – 80.00%	1	$199,616.72	0.53%	10.750%	0.00%	648	80.00%	100.00%	0.00%
80.01 – 85.00%	2	135,606.61	0.36	9.570	0.00	676	84.59	33.84	0.00
85.01 – 90.00%	10	581,031.13	1.53	10.160	0.00	650	89.98	57.79	0.00
90.01 – 95.00%	25	1,971,716.82	5.19	9.958	0.00	644	94.81	66.72	0.00
95.01 – 100.00%	475	35,067,492.16	92.39	9.902	0.00	653	99.97	62.87	0.00
Subtotal (Second Lien):	513	$37,955,463.44	100.00%	9.912%	0.00%	653	99.39%	63.08%	0.00%

Total:	1,473	$335,067,031.67	100.00%	6.677%	85.72%	644	83.38%	62.66%	13.82%

*Includes all liens on the mortgaged property.

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date.

FICO Score

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
500 - 520	23	$4,607,438.75	1.38%	7.766%	94.93%	512	73.65%	71.73%	0.00%
521 - 540	18	4,743,259.74	1.42	8.362	93.72	528	80.64	76.30	0.00
541 - 560	14	2,161,992.33	0.65	7.922	79.97	550	77.85	80.29	0.00
561 - 580	26	6,442,687.47	1.92	7.350	82.31	571	76.45	55.16	0.00
581 - 600	81	18,732,586.91	5.59	6.914	84.84	593	82.32	77.17	17.90
601 - 620	261	54,161,384.53	16.16	6.870	87.32	611	83.09	70.25	14.87
621 - 640	283	69,106,993.62	20.62	6.744	87.31	630	84.07	64.47	16.52
641 - 660	434	98,442,088.71	29.38	6.608	86.13	651	84.43	61.52	18.65
661 - 680	80	18,736,884.26	5.59	6.334	83.28	670	83.35	58.92	9.65
681 - 700	89	20,116,161.08	6.00	6.339	78.64	689	83.28	49.08	3.92
701 - 720	67	16,125,715.59	4.81	6.068	82.40	709	82.24	59.22	2.42
721 - 740	53	10,932,062.00	3.26	6.254	83.30	730	84.41	50.58	8.95
741 - 760	15	3,823,357.84	1.14	5.851	88.66	753	84.12	33.27	21.65
761 - 780	18	4,117,103.09	1.23	6.489	80.04	771	83.93	35.77	8.11
>= 781	11	2,817,315.75	0.84	6.259	90.24	794	84.65	48.86	0.00
Total:	1,473	$335,067,031.67	100.00%	6.677%	85.72%	644	83.38%	62.66%	13.82%

Property Type

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	1,023	$238,245,733.66	71.10%	6.673%	85.79%	640	83.27%	62.43%	14.27%
PUD	230	50,430,818.45	15.05	6.701	84.82	651	84.00	58.15	15.27
Condominium	174	33,620,709.17	10.03	6.676	87.68	649	83.55	66.10	12.38
Two- to Four-Family	39	12,029,237.29	3.59	6.658	82.37	660	83.06	74.98	3.75
Manufactured Housing	6	564,533.10	0.17	7.109	85.43	639	75.20	82.98	0.00
Townhouse	1	176,000.00	0.05	5.875	100.00	648	80.00	100.00	0.00
Total:	1,473	$335,067,031.67	100.00%	6.677%	85.72%	644	83.38%	62.66%	13.82%

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Prepayment Penalty Term by Product Type ($)

Amortization Type	No Penalty	1 -12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$37,377,788.88	$8,933,070.86	$207,790,660.90	$1,723,881.69	$0.00	$0.00	$255,825,402.33
Balloon	10,695,470.46	910,778.08	17,364,874.10	8,386,296.40	0.00	0.00	37,357,419.04
5/25 ARM (Libor)	2,905,026.45	2,950,028.67	3,792,164.00	17,706,726.52	0.00	0.00	27,353,945.64
Fixed Rate	2,659,154.11	787,947.55	834,415.66	6,222,400.07	0.00	0.00	10,503,917.39
3/27 ARM (Libor)	1,477,614.01	0.00	0.00	2,340,775.76	0.00	0.00	3,818,389.77
6 Month Libor ARM	0.00	0.00	207,957.50	0.00	0.00	0.00	207,957.50
Total:	$55,115,053.91	$13,581,825.16	$229,990,072.16	$36,380,080.44	$0.00	$0.00	$335,067,031.67

Prepayment Penalty Term by Product Type (%)

Amortization Type	No Penalty	1 -12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	14.61%	3.49%	81.22%	0.67%	0.00%	0.00%	76.35%
Balloon	28.63	2.44	46.48	22.45	0.00	0.00	11.15
5/25 ARM (Libor)	10.62	10.78	13.86	64.73	0.00	0.00	8.16
Fixed Rate	25.32	7.50	7.94	59.24	0.00	0.00	3.13
3/27 ARM (Libor)	38.70	0.00	0.00	61.30	0.00	0.00	1.14
6 Month Libor ARM	0.00	0.00	100.00	0.00	0.00	0.00	0.06
Total:	16.45%	4.05%	68.64%	10.86%	0.00%	0.00%	100.00%

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Prepayment Penalty Description – Top 5

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	1,103	$270,395,966.77	80.70%	6.528%	87.67%	645	83.01%	63.21%	14.56%
None	309	55,115,053.91	16.45	7.356	75.77	640	85.09	59.34	10.79
1% of Orig. Bal.	15	4,275,590.59	1.28	6.333	100.00	641	81.66	67.56	15.82
1% of Amount Prepaid	19	2,619,947.35	0.78	7.103	96.04	631	83.00	66.98	0.00
2 Mo. Int on Amount Prepaid	13	1,627,836.92	0.49	7.758	75.09	631	86.92	44.40	19.07
Other	14	1,032,636.13	0.31	8.186	36.88	653	91.88	93.87	0.00
Total:	1,473	$335,067,031.67	100.00%	6.677%	85.72%	644	83.38%	62.66%	13.82%

Documentation Type

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	951	$209,951,266.09	62.66%	6.632%	86.03%	638	83.54%	100.00%	15.33%
Limited	410	97,334,187.27	29.05	6.680	85.09	654	83.76	0.00	12.76
Stated	112	27,781,578.31	8.29	7.007	85.51	647	80.89	0.00	6.14
Total:	1,473	$335,067,031.67	100.00%	6.677%	85.72%	644	83.38%	62.66%	13.82%

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Debt to Income Ratio

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
0.01 - 5.00	1	$75,854.29	0.04%	8.990%	0.00%	644	100.00%	100.00%	0.00%
5.01 - 10.00	6	1,421,596.13	0.68	7.391	76.88	689	79.89	100.00	0.00
10.01 - 15.00	7	878,160.11	0.42	7.391	58.14	654	87.97	100.00	0.00
15.01 - 20.00	13	1,702,159.63	0.81	7.305	70.36	637	88.16	100.00	20.52
20.01 - 25.00	21	5,700,231.00	2.72	6.404	91.60	649	79.05	100.00	8.22
25.01 - 30.00	67	15,329,177.79	7.30	6.502	89.99	641	81.90	100.00	17.07
30.01 - 35.00	100	24,559,155.20	11.70	6.492	88.90	636	84.27	100.00	17.54
35.01 - 40.00	188	41,345,459.98	19.69	6.534	87.79	643	84.19	100.00	18.39
40.01 - 45.00	269	62,061,841.27	29.56	6.643	86.80	636	83.19	100.00	16.27
45.01 - 50.00	212	42,906,611.56	20.44	6.659	82.65	637	83.67	100.00	15.00
50.01 - 55.00	50	11,288,396.67	5.38	6.924	82.14	628	83.69	100.00	2.75
55.01 - 60.00	17	2,682,622.46	1.28	7.607	77.59	641	87.96	100.00	0.00
Subtotal (Full Doc):	951	$209,951,266.09	100.00%	6.632%	86.03%	638	83.54%	100.00%	15.33%

Non-Full Doc Loans:
0.01 - 5.00	3	$596,238.99	0.48%	7.544%	55.68%	609	79.74%	0.00%	0.00%
5.01 - 10.00	5	1,210,626.05	0.97	7.162	75.05	624	80.87	0.00	0.00
10.01 - 15.00	7	797,079.66	0.64	6.714	88.63	644	85.51	0.00	21.21
15.01 - 20.00	7	1,247,566.95	1.00	6.431	84.92	660	88.42	0.00	64.71
20.01 - 25.00	17	4,796,997.77	3.83	6.371	90.64	676	81.50	0.00	23.33
25.01 - 30.00	41	10,412,482.99	8.32	6.359	90.06	658	80.96	0.00	16.79
30.01 - 35.00	67	15,772,406.18	12.61	6.717	81.53	656	82.80	0.00	7.75
35.01 - 40.00	116	26,307,773.32	21.03	6.782	83.53	648	83.30	0.00	6.51
40.01 - 45.00	139	34,242,878.62	27.37	6.773	85.25	651	83.70	0.00	9.50
45.01 - 50.00	94	23,649,294.77	18.90	6.866	88.67	652	83.86	0.00	15.73
50.01 - 55.00	23	4,815,488.15	3.85	7.244	74.43	640	81.01	0.00	7.85
55.01 - 60.00	3	1,266,932.13	1.01	6.327	100.00	698	82.69	0.00	0.00
Subtotal (Non-Full Doc):	522	$125,115,765.58	100.00%	6.753%	85.18%	652	83.12%	0.00%	11.29%

Total:	1,473	$335,067,031.67	100.00%	6.677%	85.72%	644	83.38%	62.66%	13.82%

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Mortgage Rates

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
<= 5.500	127	$47,385,223.55	16.50%	5.330%	100.00%	674	80.75%	75.53%	11.15%
5.501 - 6.000	326	107,473,987.32	37.42	5.875	100.00	654	80.67	58.42	14.79
6.001 - 6.500	172	52,128,367.48	18.15	6.313	100.00	632	81.11	64.18	18.59
6.501 - 7.000	146	47,064,669.38	16.39	6.838	100.00	627	82.71	62.73	19.77
7.001 - 7.500	68	17,786,433.71	6.19	7.295	100.00	619	84.62	54.57	24.84
7.501 - 8.000	26	6,975,401.74	2.43	7.857	100.00	616	83.50	56.40	18.30
8.001 - 8.500	15	2,385,111.60	0.83	8.286	100.00	569	82.55	45.08	18.85
8.501 - 9.000	21	4,089,229.64	1.42	8.838	100.00	549	81.82	74.69	0.00
9.001 - 9.500	7	1,310,032.96	0.46	9.323	100.00	556	85.51	69.11	0.00
9.501 - 10.000	4	607,237.86	0.21	9.819	100.00	540	78.27	64.88	0.00
Subtotal (ARM Loans):	912	$287,205,695.24	100.00%	6.245%	100.00%	643	81.46%	62.89%	16.13%

Fixed Rate Loans:
<= 5.500	2	$747,965.58	1.56%	4.685%	0.00%	690	68.66%	68.51%	0.00%
5.501 - 6.000	5	2,401,147.09	5.02	5.788	0.00	645	78.52	21.82	0.00
6.001 - 6.500	4	1,064,707.03	2.22	6.266	0.00	650	76.78	81.93	0.00
6.501 - 7.000	7	1,670,328.67	3.49	6.755	0.00	613	76.44	77.81	0.00
7.001 - 7.500	10	1,413,632.09	2.95	7.302	0.00	644	81.00	46.92	0.00
7.501 - 8.000	17	2,165,765.80	4.53	7.866	0.00	642	86.29	56.10	0.00
8.001 - 8.500	43	3,941,751.02	8.24	8.376	0.00	686	97.71	85.44	0.00
8.501 - 9.000	70	5,694,753.42	11.90	8.921	0.00	676	99.38	73.64	0.00
9.001 - 9.500	82	6,200,900.22	12.96	9.454	0.00	650	96.39	58.81	0.00
9.501 - 10.000	94	7,543,315.30	15.76	9.891	0.00	648	99.56	63.06	0.00
10.001 - 10.500	77	5,754,405.71	12.02	10.413	0.00	633	99.85	59.25	0.00
10.501 - 11.000	99	6,687,401.24	13.97	10.844	0.00	633	99.09	49.71	0.00
>= 11.001	51	2,575,263.26	5.38	12.256	0.00	625	98.70	59.74	0.00
Subtotal (Fixed Rate):	561	$47,861,336.43	100.00%	9.272%	0.00%	649	94.90%	61.27%	0.00%

Total:	1,473	$335,067,031.67	100.00%	6.677%	85.72%	644	83.38%	62.66%	13.82%

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Gross Margin

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
3.001 - 3.500	1	$319,200.00	0.11%	6.250%	100.00%	639	80.00%	100.00%	0.00%
4.001 - 4.500	7	2,999,962.28	1.04	5.193	100.00	683	75.50	59.10	0.00
4.501 - 5.000	145	48,749,406.15	16.97	5.865	100.00	654	79.50	67.51	4.34
5.001 - 5.500	209	67,484,810.53	23.50	5.950	100.00	650	81.08	64.33	11.45
5.501 - 6.000	267	84,426,868.26	29.40	6.206	100.00	643	81.37	62.87	17.80
6.001 - 6.500	172	55,445,783.24	19.31	6.514	100.00	636	82.57	54.95	24.82
6.501 - 7.000	62	17,079,858.72	5.95	7.051	100.00	610	83.44	67.21	28.76
7.001 - 7.500	25	5,923,432.97	2.06	7.425	100.00	607	84.65	67.07	34.50
7.501 - 8.000	17	3,458,121.72	1.20	7.802	100.00	655	89.66	79.42	14.42
8.001 - 8.500	3	579,481.20	0.20	8.650	100.00	606	89.10	41.03	39.55
8.501 - 9.000	4	738,770.17	0.26	9.422	100.00	557	81.41	31.59	0.00
Total:	912	$287,205,695.24	100.00%	6.245%	100.00%	643	81.46%	62.89%	16.13%

Initial Periodic Cap

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	7	$1,986,141.54	0.69%	6.873%	100.00%	624	84.72%	93.34%	18.43%
1.500	168	45,308,855.59	15.78	7.074	100.00	611	81.19	60.07	3.62
2.000	1	119,064.22	0.04	7.000	100.00	713	98.00	100.00	0.00
2.925	1	365,000.00	0.13	6.750	100.00	610	94.19	100.00	100.00
3.000	656	212,700,719.17	74.06	6.089	100.00	648	81.61	62.40	18.75
5.000	79	26,725,914.72	9.31	6.021	100.00	658	80.28	68.67	15.18
Total:	912	$287,205,695.24	100.00%	6.245%	100.00%	643	81.46%	62.89%	16.13%

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Subsequent Periodic Cap

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	907	$285,953,593.86	99.56%	6.238%	100.00%	643	81.48%	62.90%	15.96%
1.500	3	863,641.18	0.30	7.494	100.00	598	86.44	73.46	78.12
2.000	2	388,460.20	0.14	8.345	100.00	614	58.85	30.65	0.00
Total:	912	$287,205,695.24	100.00%	6.245%	100.00%	643	81.46%	62.89%	16.13%

Maximum Rate

(%)	Mortgage Loans	Principal Balance ($)	% of principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
11.001 - 11.500	19	$7,580,889.98	2.64%	4.969%	100.00%	682	79.81%	77.90%	0.00%
11.501 - 12.000	108	39,804,333.57	13.86	5.398	100.00	672	80.93	75.08	13.27
12.001 - 12.500	326	107,473,987.32	37.42	5.875	100.00	654	80.67	58.42	14.79
12.501 - 13.000	174	52,587,639.90	18.31	6.317	100.00	632	81.20	63.85	18.43
13.001 - 13.500	141	44,923,727.47	15.64	6.839	100.00	626	82.44	62.58	19.72
13.501 - 14.000	70	19,038,505.38	6.63	7.253	100.00	619	84.98	55.51	25.54
14.001 - 14.500	27	7,404,999.56	2.58	7.822	100.00	616	83.30	58.93	17.24
14.501 - 15.000	14	2,155,902.93	0.75	8.290	100.00	562	82.29	49.88	10.23
15.001 - 15.500	22	4,124,768.23	1.44	8.813	100.00	553	84.87	75.88	5.56
15.501 - 16.000	8	1,579,428.94	0.55	9.257	100.00	559	78.01	57.32	0.00
16.001 - 16.500	3	531,511.96	0.19	9.846	100.00	534	75.88	59.88	0.00
Total:	912	$287,205,695.24	100.00%	6.245%	100.00%	643	81.46%	62.89%	16.13%

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Collateral Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date.

Minimum Rate

(%)	Mortgage Loans	Principal Balance ($)	% of principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	99	$35,435,549.79	12.34%	5.327%	100.00%	673	79.82%	76.83%	7.17%
5.501 - 6.000	290	97,469,910.75	33.94	5.823	100.00	655	80.65	61.66	12.41
6.001 - 6.500	222	70,147,342.62	24.42	6.179	100.00	640	81.54	59.57	21.72
6.501 - 7.000	151	48,687,224.56	16.95	6.780	100.00	628	82.59	63.41	19.41
7.001 - 7.500	72	18,463,065.77	6.43	7.210	100.00	615	83.60	52.24	26.36
7.501 - 8.000	31	8,610,989.69	3.00	7.714	100.00	627	84.99	64.68	19.51
8.001 - 8.500	15	2,385,111.60	0.83	8.286	100.00	569	82.55	45.08	18.85
8.501 - 9.000	22	4,164,955.54	1.45	8.852	100.00	550	82.06	75.15	0.00
9.001 - 9.500	7	1,310,032.96	0.46	9.323	100.00	556	85.51	69.11	0.00
9.501 - 10.000	3	531,511.96	0.19	9.846	100.00	534	75.88	59.88	0.00
Total:	912	$287,205,695.24	100.00%	6.245%	100.00%	643	81.46%	62.89%	16.13%

Months to Next Rate Adjustment

(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	4	$548,487.42	0.19%	8.327%	100.00%	605	83.28%	36.82%	0.00%
13 - 24	811	255,484,872.41	88.96	6.251	100.00	642	81.53	62.75	16.54
25 - 36	14	3,818,389.77	1.33	6.995	100.00	602	84.94	37.03	0.00
37 >=	83	27,353,945.64	9.52	6.039	100.00	658	80.27	68.35	14.83
Total:	912	$287,205,695.24	100.00%	6.245%	100.00%	643	81.46%	62.89%	16.13%